UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 20, 2020

Carnival Corporation			Carnival plc
(Exact name of registrant as specified in its charter)			(Exact name of registrant as specified in its charter)

Republic of Panama			England and Wales
(State or other jurisdiction of incorporation)			(State or other jurisdiction of incorporation)

001-9610			001-15136
(Commission File Number)			(Commission File Number)

59-1562976			98-0357772
(I.R.S Employer Identification No.)			(I.R.S Employer Identification No.)

3655 N.W. 87th Avenue			Carnival House, 100 Harbour Parade
Miami,	Florida	33178-2428	Southampton	SO15 1ST	United Kingdom
(Address of principal executive offices) (Zip code)			(Address of principal executive offices) (Zip code)

(305)	599-2600	011	44 23 8065 5000
(Registrant’s telephone number, including area code)		(Registrant’s telephone number, including area code)

None		None
(Former name or former address, if changed since last report.)		(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
	CUK	New York Stock Exchange, Inc.
1.625% Senior Notes due 2021	CCL21	New York Stock Exchange LLC
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On April 20, 2020, Jeffrey J. Gearhart was appointed to the Carnival Corporation and Carnival plc boards of directors. Mr. Gearhart will also serve on the Compliance and Health, Environmental, Safety and Security Committees of each of the boards of directors.
Mr. Gearhart was the Executive Vice President, Global Governance and Corporate Secretary for Walmart, Inc. (“Walmart”), responsible for oversight of the company’s global legal, compliance, ethics and security and investigative functions, among others, until 2018. Mr. Gearhart joined Walmart in 2003 as Vice President and General Counsel, Corporate Division. In 2007, he became Senior Vice President and Deputy General Counsel, and then took over as the head of the company’s legal department when he was promoted to General Counsel in 2009. Mr. Gearhart was appointed corporate secretary in 2010, and in 2012 his responsibilities were expanded to include oversight of compliance, ethics and investigations, in addition to legal. Before joining Walmart, Mr. Gearhart was a partner with Kutak Rock LLP, practicing in the corporate, securities and mergers and acquisitions areas.
Mr. Gearhart will be entitled to the compensation we offer our other non-executive directors, including annual retainers and equity compensation in the form of Carnival Corporation restricted stock or restricted stock units. For more information on the compensation of our directors, please refer to our disclosures under the heading “Director Compensation” in our 2020 Annual Proxy Statement.
A copy of the press release announcing Mr. Gearhart’s appointment is attached hereto as exhibit 99.1, and is hereby incorporated by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.
99.1	Press release dated April 21, 2020
104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary

Date:	April 21, 2020	Date:	April 21, 2020